EFFECTIVE AUGUST 23RD, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 28, 2004

Golf Trust of America, Inc.

(Exact Name of Registrant As Specified in its Charter)

Maryland	000-22091	33-0724736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14 North Adger’s Wharf, Charleston, SC  29401

(Address of principal executive offices) (Zip Code)

(843) 723-4653

(Registrant’s telephone number, including area code)

not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Failure to Satisfy a Continued Listing Rule or Standard.

On September 28, 2004, Golf Trust of America, Inc. (the “Company”) notified the American Stock Exchange (“Amex”) that it was not in compliance with Section 1003(d) of the Amex Company Guide due to its inability to timely file financial statements and pro forma financial information relating to the transactions described in its Form 8-K filed on July 29, 2004 (the “July Form 8-K”).  A copy of a press release relating to this matter is included as Exhibit 99.1 to this report.  Following its initial communication with Amex, the Company submitted to Amex a plan of compliance and supporting documentation (the “Plan”), which provided that the July Form 8-K would be amended by November 15, 2004.

Following notification by the Company to Amex of its noncompliance with Section 1003(d) of the Amex Company Guide and Amex’s receipt and review of the Plan, Amex sent a letter to the Company on September 30, 2004 (the “Amex Letter”) formally notifying the Company that the Company is not in compliance with Section 1003(d) of the Amex Company Guide.  The Amex Letter further stated that Amex had determined that, in accordance with Section 1009 of the Amex Company Guide, the Plan makes a reasonable demonstration of the Company’s ability to regain compliance with the continued listing standards by the end of the Plan period, which Amex determined to be November 15, 2004.  Consequently, the Amex Letter stated that the Company’s listing on Amex is being continued pursuant to an extension, subject to certain conditions, including, among others, ongoing communication with Amex and periodic review of the Company’s compliance with the Plan by Amex.  The Amex Letter further stated that by November 15, 2004, the Company must be in compliance with Amex’s continued listing standards by amending the July Form 8-K to include the financial statements and pro forma information respecting the Innisbrook Resort.  Additionally, the Amex Letter noted that failure to regain compliance by November 15, 2004 would likely result in the Amex staff initiating delisting proceedings pursuant to Section 1009 of the Amex Company Guide.  Further, Amex stated that notwithstanding the terms of the Amex Letter, Amex may initiate delisting proceedings as appropriate in the public interest, and that Amex may also initiate delisting proceedings in the event that the Company does not show progress consistent with the Plan.  A copy of a press release relating to this matter is included as Exhibit 99.2 to this report.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                           Press release of Golf Trust of America, Inc. dated September 28, 2004.

99.2                           Press release of Golf Trust of America, Inc. dated October 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLF TRUST OF AMERICA, INC.
(Registrant)

October 4, 2004	By:	/s/ W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer

EXHIBIT INDEX

Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibit.

Exhibit No.	Description

99.1	Press release of Golf Trust of America, Inc. dated September 28, 2004.
99.2	Press release of Golf Trust of America, Inc. dated October 4, 2004.